CONTACT:			First Potomac Realty Trust
Barry H. Bass			7200 Wisconsin Avenue
Chief Financial Officer			Suite 310
(301) 986-9200			Bethesda, MD 20814
bbass@first-potomac.com	NYSE LISTED:	FPO	www.first-potomac.com

November 19, 2003			FOR IMMEDIATE RELEASE

FIRST POTOMAC REALTY TRUST ANNOUNCES
THIRD QUARTER 2003 RESULTS

Bethesda, MD – Business Wire – November 19, 2003 — First Potomac Realty Trust (the “Company”), a real estate investment trust that acquires and operates industrial and flex properties in Maryland, Virginia, and the Washington, D.C. metropolitan area, reported today the third quarter 2003 results for its pre-IPO predecessor (the “First Potomac Predecessor”). The Company completed its initial public offering of its common shares on October 23, 2003.

In its IPO, the Company sold 7.5 million common shares of beneficial interest at $15.00 per share, raising net proceeds of approximately $102.1 million. On November 18, 2003, Ferris, Baker Watts Incorporated, on behalf of the Company’s IPO underwriters, exercised an option to purchase an additional 1,125,000 common shares to cover over-allotments. The over-allotment shares will be purchased at the IPO price, less the underwriting discount. Net proceeds from the sale of the over-allotment shares will be $15.6 million. The sale of the over-allotment shares is scheduled to close on November 21, 2003. To date, approximately $55 million of proceeds from the IPO have been used to repay outstanding debt (including accrued interest and prepayment fees), to acquire joint venture interests held by an institutional partner in four of the Company’s properties and to acquire Virginia Center, a 119,672 square foot flex property in Glen Allen, Virginia, a suburb of Richmond. The Company intends to use the remaining proceeds for general corporate and working capital purposes, including possible future acquisitions.

The results discussed in this earnings release for the First Potomac Predecessor are presented on a combined historical and pro forma basis. As discussed in the notes to the pro forma financial statements included in this release, the pro forma presentation reflects the effects of the IPO and the subsequent use of the IPO proceeds as described above. As a result of the IPO, which was completed after September 30, 2003, the results of operations of the First Potomac Predecessor for the third quarter of 2003 are not necessarily indicative of the Company’s future results.

For the nine months ended September 30, 2003, the Company’s pro forma funds from operations were $7.1 million. Funds from operations represents net income (loss) before minority interest (computed in accordance with GAAP), including gains (or losses) from debt restructuring and excluding any gains on the sale of property, plus real estate related depreciation and amortization (excluding amortization of deferred financing costs) and after adjustments for unconsolidated partnerships and joint ventures. The Company’s pro forma funds from operations calculations are reconciled to pro forma net income in the Company’s Pro Forma Condensed Consolidated Statement of Operations, included below. The Company’s pro forma net income for the nine months ended September 30, 2003 was $371,462.

The historical combined net loss for the First Potomac Predecessor for the third quarter of 2003 was $1.6 million compared to a net loss of $4.1 million for the third quarter of 2002. The historical combined net loss for the First Potomac Predecessor for the nine months ended September 30, 2003 was $3.8 million compared to a net loss of $5.4 million for the nine months ended September 30, 2002.

On October 30, 2003, the Company closed on the acquisition of Virginia Center, a 119,672 square foot single-story flex property located in Glen Allen, Virginia, a suburb of Richmond. This property was built in 1984 and was 63 percent leased to 10 tenants at acquisition. The Company is currently under contract to acquire Interstate Plaza, a 107,320 square foot industrial property located in Alexandria, Virginia. This property is 100 percent leased to the U.S. Government, and the Company anticipates closing on this acquisition in the fourth quarter of 2003.

Douglas J. Donatelli, chief executive officer of First Potomac Realty Trust stated, “The successful completion of our initial public offering on October 23, 2003 represents the culmination of many years of hard work by our employees and an exciting beginning to the next phase of our company’s history. We are well positioned to grow our core portfolio through the acquisition of additional properties that we anticipate will increase shareholder value.”

Further information regarding the Company’s results of operations is available in the Company’s Third Quarter 2003 Supplemental Financial Report, which is posted on the Company’s website (www.first-potomac.com).

Earnings Guidance
The Company is providing initial guidance for 2004 earnings and funds from operations. The Company anticipates 2004 funds from operations to be in the range of $1.40 to $1.60 per fully diluted share. The Company anticipates that 75% to 80% of its funds from operations will be distributed as dividends in 2004. Net income per fully diluted share is estimated to be between $0.23 and $0.34. The following presents a reconciliation of net income per fully diluted share to funds from operations per fully diluted share:

Guidance Range for 2004	Low Range	High Range
Earnings per diluted share	$0.23	$0.34
Real estate depreciation and amortization	1.13	1.20
Minority Interests	0.04	0.06
Funds from operations	$1.40	$1.60

Company management will provide more specific guidance on its November 20, 2003 earnings conference call. Information regarding access to the conference call is detailed at the end of this press release.

Forward Looking Statements
The forward-looking statements contained in this press release are subject to various risks and uncertainties. Although the Company believes the expectations reflected in such forward-looking statements are based on reasonable assumptions, there can be no assurance that its expectations will be achieved. Certain factors that could cause actual results to differ materially from the Company’s expectations include changes in general or regional economic conditions; the Company’s ability to timely lease or re-lease space at current or anticipated rents; changes in interest rates; changes in operating costs; the Company’s ability to complete current and future acquisitions; and other risks detailed in the prospectus included in the Company’s Form S-11 Registration Statement. Many of these factors are beyond the Company’s ability to control or predict. Forward-looking statements are not guarantees of performance. For forward-looking statements herein, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

FIRST POTOMAC PREDECESSOR

Condensed Combined Statements of Operations
Three and Nine-months ended September 30, 2003 and 2002
(Unaudited)

	Three-months ended		Nine-months ended
	September 30,		September 30,

	2003	2002	2003	2002

Revenues:
Rental income	$3,178,937	$2,458,215	$10,582,122	$6,227,103
Tenant reimbursements	757,708	975,334	2,184,915	1,624,078

	3,936,645	3,433,549	12,767,037	7,851,181

Operating expenses:
Property operating	652,930	411,393	1,702,376	997,126
Real estate taxes & insurance	252,900	230,498	1,040,829	703,332
General & administrative	532,402	763,427	1,548,556	1,465,705
Depreciation & amortization	1,197,691	670,140	3,385,018	1,645,767
Other	222,102	6,892	426,970	51,981

	2,858,025	2,082,350	8,103,749	4,863,911

Operating Income	1,078,620	1,351,199	4,663,288	2,987,270

Other expenses (income):
Interest & other income	8,540	(5,790)	(37,610)	(18,941)
Interest expense	2,920,748	1,848,375	8,660,356	4,800,534
Equity in earnings of investees	(201,097)	—	64,069	—

	2,728,291	1,842,585	8,686,815	4,781,593
Minority interests	59,009	(3,580,791)	205,541	(3,580,791)

Net Loss	$(1,590,562)	$(4,072,177)	$(3,817,986)	$(5,375,114)

Basis of presentation:
The unaudited Condensed Combined Statement of Operations of the Company for the three and nine months ended September 30, 2003 are based on the Combined Historical Statements of Operations of the First Potomac Predecessor, the designation for the entities comprising our historical operations. The historical operations include the activities of First Potomac Realty Investment Limited Partnership (our operating partnership), First Potomac Realty Investment Trust, Inc. (the predecessor general partner of our operating partnership) and First Potomac Management, Inc. Further information regarding the Company’s historical operations, organizational structure and formation transactions is discussed in detail in the prospectus included in First Potomac Realty Trust’s Form S-11 Registration Statement.

FIRST POTOMAC PREDECESSOR

Condensed Consolidated Balance Sheet
Three and Nine-months ended September 30, 2003 and 2002
(Unaudited)

	September 30, 2003	December 31, 2002

Assets:
Rental property, net	$104,812,650	$104,635,593
Cash	1,843,841	670,277
Escrows & reserves	1,740,082	3,313,248
Accounts & other receivables	1,024,666	303,395
Unbilled rent receivable	1,650,257	1,475,520
Deferred costs, net	3,550,487	3,394,940
Prepaid expenses & other assets	1,222,655	139,654
Intangible assets, net	1,747,155	1,435,678
Tenant security deposits	549,389	552,123
Investment in real estate entities	7,879,718	10,671,994

Total assets:	126,020,900	$126,592,422

Liabilities:

Accounts payable & accrued expenses	$2,769,831	$390,639
Accrued interest	3,209,169	2,382,065
Rents received in advance	445,980	790,557
Mortgage loans & other debt	122,089,008	123,937,710

Total liabilities:	128,513,988	127,500,971

Minority Interest	210,473	416,014

Shareholders’ deficit:

Common stock, $0.001 par value, 100,000,000 shares authorized:
2,000 shares issued & outstanding	20	20
Additional paid-in capital	254,092	1,980
Deficit	(4,618,364)	(3,925,549)

Total shareholders’ deficit:	(4,364,252)	(3,923,549)

Partners’ capital	1,660,691	2,598,986

Total liabilities, shareholders’ deficit & partners’ capital:	$126,020,900	$126,592,422

Basis of presentation:
The unaudited Condensed Consolidated Balance Sheet of the Company as of September 30, 2003 has been derived from the historical combined balance sheet data of the First Potomac Predecessor, our designation for the entities that comprise our historical operations and activities. The historical operations include the activities of First Potomac Realty Investment Limited Partnership (our operating partnership), First Potomac Realty Investment Trust, Inc. (the predecessor general partner of our operating partnership) and First Potomac Management, Inc. Further information regarding the Company’s historical operations, organizational structure and formation transactions is discussed in detail in the prospectus included in First Potomac Realty Trust’s Form S-11 Registration Statement.

FIRST POTOMAC REALTY TRUST
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

For the nine months ended
September 30, 2003
(Unaudited)

						Interstate	Pro Forma		Pro forma
	First		Greenbrier	Crossways		Plaza &	Before		First
	Potomac		&	&		Virginia	Additional	Additional	Potomac
	Predecessor	Debt	Columbia	Newington		Center	Debt	Debt	Realty
	Historical	Paydown	Acquisition	Acquisition	Other	Acquisitions[1]	Paydown	Paydown[2]	Trust

Operating Revenues
Rental revenues	$10,582,122	$—	$3,856,568	$(40,266)	$—	$1,673,335	$16,071,759	$—	$16,071,759
Tenant reimbursements	2,184,915	—	501,183	—	—	143,212	2,829,310	—	2,829,310

	12,767,037	—	4,357,751	(40,266)	—	1,816,547	18,901,069	—	18,901,069
Operating expenses
Property operating	1,702,376	—	846,010	—	—	239,455	2,787,841	—	2,787,841
Real estate taxes & insurance	1,040,829	—	418,613	—	—	70,853	1,530,295	—	1,530,295
General & administrative	1,548,556	—	—	—	590,000	—	2,138,556	—	2,138,556
Depreciation & amortization	3,385,018	—	2,322,844	428,121	—	541,791	6,677,774	—	6,677,774
Other	426,970	—			—	11,580	438,550	—	438,550

	8,103,749	—	3,587,467	428,121	590,000	863,679	13,573,016	—	13,573,016
Net operating income (loss)	4,663,288	—	770,284	(468,387)	(590,000)	952,868	5,328,053	—	5,328,053
Other expenses (income)
Interest income	(37,610)	—	(31,662)	—	—	—	(69,272)	—	(69,272)
Interest expense	8,660,356	(3,106,743)	(305,069)	—	—	479,129	5,727,673	(761,779)	4,965,894
Equity in net (income) loss of real estate investees	64,069	—	(64,069)	—	—		—		—
Minority interest	(205,541)	—	225,090	(19,549)	(5,881)	65,850	59,969	—	59,969

Net income (loss)	$(3,817,986)	$3,106,743	$945,994	$(448,838)	$(584,119)	$407,889	$(390,317)	$761,779	$371,462

Real Estate depreciation & amortization	—	—	—	—	—	—	—	—	$6,677,774
Minority interest	—	—	—	—	—	—	—	—	$59,969

Funds from operations [3]	—	—	—	—	—	—	—	—	7,109,205
Pro forma basic & diluted income per share[4]	—	—	—	—	—	—	—	—	$0.04
Pro forma basic and diluted FFO per share	—	—	—	—	—	—	—	—	$0.71
Weighted average common shares and units outstanding[4]	—	—	—	—	—	—	—	—	10,030,523

[1]	Virginia Center was acquired on October 29, 2003. The Company anticipates the closing of its acquisition of Interstate Plaza, currently under contract, in the fourth quarter of 2003.

[2]	The additional debt pay down reflects a $22.0 million mortgage with GE Capital that the Company anticipates prepaying in January 2004, the earliest permissible prepayment date.

[3]	As defined by the National Association of Real Estate Investment Trusts, or NAREIT, funds from operations (“FFO”) represents net income (loss) before minority interest (computed in accordance with GAAP), including gains (or losses) from debt restructuring and excluding gain on sale of property, plus real estate related depreciation and amortization (excluding amortization of deferred financing costs) and after adjustments for unconsolidated partnerships and joint ventures. Management considers funds from operations a useful additional measure of performance for an equity REIT because it facilitates an understanding of the operating performance of its properties without giving effect to real estate depreciation and amortization, which assumes that the value of real estate assets diminishes predictably over time. Since real estate values have historically risen or fallen with market conditions, we believe that funds from operations provides a more meaningful and accurate indication of our performance. FFO should not be considered as an alternative to net income for the purpose of evaluating the Company’s performance or to cash flows as a measure of liquidity.

[4]	Pro forma basic and diluted earnings per share are computed assuming the initial public offering was consummated as of the first day of the period presented and equal pro forma net income divided by the number of our common shares outstanding (which includes the 1,125,000 common shares to be issued in connection with the exercise of the underwriters over-allotment option) and operating partnership units held by minority interests, if dilutive, after completion of the offering.

Basis of presentation:
The pro forma Condensed Consolidated Statements of Operations of the Company for the nine months ended September 30, 2003 are based on the Combined Historical Statements of Operations of the First Potomac Predecessor adjusted for completed and probable acquisitions and the initial public offering completed on October 23, 2003. The pro forma Condensed Statements of Operations for the nine months ended September 30, 2003 assumed that all of the following occurred on January 1, 2003:

•	Initial public offering of 7,500,000 shares of common stock at $15.00 per share, with net proceeds of $102.1 million;
•	Issuance of 1,125,000 million shares of common stock at $15.00 per share to cover over-allotments, with net proceeds of $15.6 million;
•	Acquisition of capital interests in FPM Management, LLC;
•	Exchanges of ownership interests in various entities that owned interests in several properties;
•	Repayment of approximately $63.6 million in debt; and
•	Acquisitions of Virginia Center and Interstate Plaza.

FIRST POTOMAC REALTY TRUST
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
As of September 30, 2003
(Unaudited)

							Interstate		Pro Forma		Pro Forma
	First			Greenbrier			Plaza &		Before		First
	Potomac			&	FPM	Crossways &	Virginia		Additional	Additional	Potomac
	Predecessor		Debt	Columbia	Mgmt. LLC	Newington	Center	Minority	Debt Pay	Debt	Realty
	Historical	Offering	Paydown	Acquisition	Acquisition	Acquisition	Acquisition[1]	Interest	down	Paydown[2]	Trust

Assets:
Rental Property, net	$104,812,650	$—	$—	$41,871,146	$—	$422,806	$21,666,067	$—	$168,772,669	$—	$168,772,669
Cash	1,843,841	117,709,375	(40,805,889)	(1,281,301)	—	—	(13,828,921)	—	63,637,105	(22,400,000)	41,237,105
Escrows & Reserves	1,740,082	—	—	804,303	—	—	—	—	2,544,385	—	2,544,385
Accounts & other receivables	1,024,666	—	—	17,547	—	—	—	—	1,042,213	—	1,042,213
Unbilled rent receivable	1,650,257	—	—	186,335	—	—	—	—	1,836,592	—	1,836,592
Deferred costs, net	3,550,487	—	(1,814,658)	830,897	—	—	—	—	2,566,726	—	2,566,726
Prepaid expenses & other assets, net	1,222,655	—	—	285,990	—	—	—	—	1,508,645	—	1,508,645
Tenant security deposits	549,389	—	—	257,750	—	—	—	—	807,139	—	807,139
Investment in real estate entities	7,879,718	—	—	(7,879,718)	—	—	—	—	—	—	—
Intangible assets, net	1,747,155	—	—	936,073	2,100,000	63,194	737,854	—	5,584,276	—	5,584,276

	$126,020,900	$117,709,375	$(42,620,547)	$36,029,022	$2,100,000	$486,000	$8,575,000	$—	$248,299,750	$(22,400,000)	$225,899,750

Liabilities & shareholders’ equity:
Accounts payable & accrued expenses	$2,769,831	$—	$—	$12,289	$—	$—	$—	$—	$2,782,120	$—	$2,782,120
Accrued interest payable	3,209,169	—	(3,209,169)	—	—	—	—	—	—	—	—
Rents received in advance & security deposits	445,980	—	—	560,309	—	—	—	—	1,006,289	—	1,006,289
Mortgages & notes payable	122,089,008	—	(35,504,453)	32,500,000	—	—	8,575,000	—	127,659,555	(22,000,000)	105,659,555
Other liabilities	—	—	—	384,697	—	—	—	—	384,697	—	384,697

	128,513,988	—	(38,713,622)	33,457,295	—	—	8,575,000	—	131,832,661	(22,000,000)	109,832,661
Minority interest	210,473	—	—	(348,822)	—	138,349	—	16,183,365	16,183,365	—	16,183,365
Shareholders’ equity	(2,703,561)	117,709,375	(3,906,925)	2,920,549	2,100,000	347,651	—	(16,183,365)	100,283,724	(400,000)	99,883,724

	$126,020,900	$117,709,375	$(42,620,547)	$36,029,022	$2,100,000	$486,000	$8,575,000	$	$248,299,750	$(22,400,000)	$225,899,750

1	Virginia Center was acquired on October 29, 2003. The Company anticipates the closing of its acquisition of Interstate Plaza, currently under contract, in fourth-quarter 2003.

2	The additional debt pay down reflects a $22.0 million mortgage with GE Capital that the Company anticipates prepaying in January 2004, the earliest permissible prepayment date.

Basis of presentation:
The pro forma Condensed Consolidated Balance Sheet of the Company as of September 30, 2003 is based on the Combined Historical Balance Sheet of the First Potomac Predecessor, adjusted for completed and probable acquisitions and to reflect the initial public offering completed on October 23, 2003.

The pro forma Condensed Consolidated Balance Sheet assumes all of the following occurred on September 30, 2003:

•	Initial public offering of 7,500,000 shares of common stock at $15.00 per share, with net proceeds of $102.1 million;
•	Issuance of 1,125,000 million shares of common stock at $15.00 per share to cover over-allotments, with net proceeds of $15.6 million;
•	Acquisition of capital interests in FPM Management, LLC;
•	Exchanges of ownership interests in various entities that owned interests in several properties;
•	Repayment of approximately $63.6 million in debt, accrued interest and prepayment fees; and
•	Acquisitions of Virginia Center and Interstate Plaza.

Conference Call

First Potomac Realty Trust will host a conference call on Thursday, November 20, 2003 at 11:00 a.m. to discuss third quarter earnings and provide earnings guidance for 2004.

Call access number:	800-901-5213
International:	617-786-2962
Passcode:	99167079

The replay of the conference call will be available for one week through November 27, 2003. Access for the taped call replay is as follows:

Call access number:	888-286-8010
International:	617-801-6888
Passcode:	84639495

A replay of the webcast will also be available on the Company’s website (www.first-potomac.com).